UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 5, 2008 (April 30, 2008)

Wonder Auto Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 56 Lingxi Street
Taihe District
Jinzhou City, Liaoning
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 0416-5186632
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

On April 30, 2008, the Board of Directors of Wonder Auto Technology, Inc. (the “Company”) adopted Wonder Auto Technology, Inc. 2008 Equity Incentive Plan (the “2008 Plan”) and directed that it be submitted to the shareholders of the Company for approval at the 2008 Annual Meeting of shareholders which is expected to occur on June 20, 2008.

A maximum of 3,500,000 shares of common stock of the Company (subject to adjustment as described in the 2008 Plan) may be issued under the 2008 Plan. Employees, officers, directors, and consultants of the Company and its subsidiaries are eligible to receive stock options, restricted stock, restricted stock units, stock appreciation rights, and other share-based awards. Incentive stock options may be granted only to employees.

The 2008 Plan will be administered by the Board of Directors or a committee thereof. The 2008 Plan is currently being administered by the Company’s compensation committee which is comprised of three directors who are “independent directors” within the meaning of the NASDAQ listing requirements. The compensation committee may determine the specific terms and conditions of all Awards (as defined in the 2008 Plan) granted under the 2008 Plan, including, without limitation, the number of shares subject to each Award, the price to be paid for the shares and the vesting criteria, if any. The compensation committee has discretion to make all determinations necessary or advisable for the administration of the 2008 Plan.

The 2008 Plan became effective on April 30, 2008 when it was adopted by the Board, so long as it is approved by the Company’s stockholders at any time within 12 months of such adoption. Upon approval of the 2008 Plan by the stockholders of the Company, all Awards issued pursuant to the 2008 Plan on or after the effective date will be fully effective as if the stockholders of the Company had approved the 2008 Plan on the effective date. If the stockholders fail to approve the 2008 Plan within one year before or after the effective date, any Awards granted thereunder will be null and void and of no effect. The 2008 Plan has a term of 10 years unless it is terminated sooner by the Board.

The foregoing description of the 2008 Plan is qualified in its entirety by reference to the 2008 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits:

The following exhibit is filed with this current report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1	Wonder Auto Technology, Inc., 2008 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: May 5, 2008

/s/ Qingjie Zhao
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Wonder Auto Technology, Inc., 2008 Equity Incentive Plan